                                                                   EXHIBIT 99.36

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1
-------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                       % OF AGGREGATE
                         NUMBER       AGGREGATE       PRINCIPAL BALANCE
                           OF    ORIGINAL PRINCIPAL     AS OF CUT-OFF    AVG CURRENT
RANGE ($)                LOANS         BALANCE              DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------------  ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
0-24,999.01                 380  $    7,592,647.00          1.57         $  19,905.26     11.195        99.23            649
25,000.01 -   50,000.00   1,089  $   40,927,158.00          8.47         $  37,431.26     10.513        98.12            657
50,000.01 -   75,000.00     843  $   52,133,120.00         10.78         $  61,551.45      9.827        95.05            659
75,000.01 -  100,000.00     571  $   49,521,792.00         10.24         $  86,335.56      9.306        92.72            659
100,000.01-  125,000.00     341  $   38,443,743.00          7.95         $ 112,109.36      8.347        85.81            649
125,000.01-  150,000.00     254  $   35,233,680.00          7.29         $ 137,714.51      8.142        84.12            647
150,000.01-  175,000.00     162  $   26,428,980.00          5.47         $ 162,007.40      7.116        76.30            646
175,000.01-  200,000.00     166  $   31,160,001.00          6.45         $ 186,243.78      7.066        76.06            643
200,000.01-  225,000.00     105  $   22,305,296.00          4.61         $ 211,206.88      6.763        78.09            660
225,000.01-  250,000.00      92  $   21,889,574.00          4.53         $ 236,497.83      6.763        76.90            647
275,000.01-  300,000.00     150  $   41,251,235.00          8.53         $ 273,402.39      6.606        76.99            647
300,000.01-  333,700.00      69  $   21,923,075.00          4.54         $ 315,870.39      6.808        81.12            649
333,700.01-  350,000.00      18  $    6,190,450.00          1.28         $ 341,796.13      6.528        76.99            643
350,000.01-  600,000.00     173  $   74,499,145.00         15.41         $ 428,022.41      6.567        79.21            663
600,000.01-1,000,000.00      20  $   13,918,350.00          2.88         $ 691,950.14      6.479        77.81            661
                          -----  -----------------        ------         ------------      -----        -----            ---
TOTAL:                    4,433  $  483,418,246.00        100.00         $ 108,428.09      7.955        84.42            654

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
RANGE ($)                LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------------  ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
0-24,999.01                 382  $    7,604,388.43          1.58         $  19,906.78     11.183        99.23            649
25,000.01-   50,000.00    1,090  $   40,855,723.17          8.50         $  37,482.31     10.508        98.05            657
50,000.01-   75,000.00      845  $   52,127,807.92         10.85         $  61,689.71      9.826        95.03            659
75,000.01-  100,000.00      568  $   49,112,033.60         10.22         $  86,464.85      9.301        92.73            660
100,000.01-  125,000.00     345  $   38,744,456.03          8.06         $ 112,302.77      8.334        85.76            649
125,000.01-  150,000.00     256  $   35,439,726.03          7.37         $ 138,436.43      8.119        84.01            647
150,000.01-  175,000.00     158  $   25,720,635.37          5.35         $ 162,788.83      7.109        76.25            645
175,000.01-  200,000.00     165  $   30,874,309.32          6.42         $ 187,117.03      7.057        76.07            643
200,000.01-  225,000.00     104  $   22,029,174.46          4.58         $ 211,818.99      6.786        77.98            661
225,000.01-  250,000.00      92  $   21,808,253.56          4.54         $ 237,046.23      6.769        77.06            646
275,000.01-  300,000.00     150  $   41,109,400.97          8.55         $ 274,062.67      6.601        76.97            646
300,000.01-  333,700.00      69  $   21,859,456.34          4.55         $ 316,803.72      6.808        80.99            648
333,700.01-  350,000.00      17  $    5,839,024.26          1.21         $ 343,472.02      6.496        77.11            647
350,000.01-  600,000.00     172  $   73,698,319.43         15.33         $ 428,478.60      6.568        79.21            663
600,000.01-1,000,000.00      20  $   13,839,002.78          2.88         $ 691,950.14      6.479        77.81            661
                          -----  -----------------        ------         ------------      -----        -----            ---
TOTAL:                    4,433  $  480,661,711.67        100.00         $ 108,428.09      7.955        84.42            654

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
MORTAGE RATES(%)         LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
----------------         ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
5.000 - 5.499                 5  $      800,689.03          0.17         $ 160,137.81      5.331        49.96            723
5.500 - 5.999               125  $   30,803,429.45          6.41         $ 246,427.44      5.862        72.65            681
6.000 - 6.499               367  $   85,404,478.68         17.77         $ 232,709.75      6.247        74.99            668
6.500 - 6.999               551  $  118,621,821.83         24.68         $ 215,284.61      6.725        77.70            643
7.000 - 7.499               206  $   35,963,507.32          7.48         $ 174,580.13      7.215        79.94            642
7.500 - 7.999               222  $   32,611,293.99          6.78         $ 146,897.72      7.684        79.56            626
8.000 - 8.499               122  $   12,380,101.35          2.58         $ 101,476.24      8.254        89.21            646
8.500 - 8.999               373  $   27,334,232.80          5.69         $  73,282.13      8.741        94.82            669
9.000 - 9.499               114  $    7,563,245.92          1.57         $  66,344.26      9.233        95.77            657
9.500 - 9.999               665  $   40,467,164.23          8.42         $  60,852.88      9.769        98.64            670
10.000 - 10.499             122  $    7,341,664.82          1.53         $  60,177.58     10.238        98.29            652
10.500 - 10.999             870  $   52,934,937.26         11.01         $  60,844.76     10.778        99.22            648
11.000 - 11.499             125  $    4,532,644.83          0.94         $  36,261.16     11.222        98.65            648
11.500 - 11.999             212  $   10,175,906.60          2.12         $  47,999.56     11.884        99.03            650
12.000 - 12.499              84  $    3,435,088.34          0.71         $  40,893.91     12.204        99.73            652
12.500 - 12.999             265  $   10,051,800.20          2.09         $  37,931.32     12.788        99.37            639
13.000 - 13.499               3  $      164,387.64          0.03         $  54,795.88     13.216       100.00            651
13.500 - 13.999               2  $       75,317.38          0.02         $  37,658.69     13.750       100.00            676
                          -----  -----------------        ------         ------------     ------       ------            ---
TOTAL:                    4,433  $  480,661,711.67        100.00         $ 108,428.09      7.955        84.42            654

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
ORIGINAL TERM (MOS)      LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-------------------      ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
000 - 180                 2,927  $  176,235,406.36         36.67         $  60,210.25      9.979        96.15            662
181 - 240                    28  $    3,284,311.78          0.68         $ 117,296.85      6.852        71.14            644
241 - 360                 1,478  $  301,141,993.53         62.65         $ 203,749.66      6.782        77.70            649
                          -----  -----------------        ------         ------------      -----        -----            ---
TOTAL:                    4,433  $  480,661,711.67        100.00         $ 108,428.09      7.955        84.42            654

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
REMAINING TERM (MOS)     LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
--------------------     ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
061 - 120                     2  $      404,275.73          0.08         $ 202,137.87      7.287        92.33            662
121 - 180                 2,925  $  175,831,130.63         36.58         $  60,113.21      9.985        96.16            662
181 - 240                    28  $    3,284,311.78          0.68         $ 117,296.85      6.852        71.14            644
241 - 300                     1  $       90,902.81          0.02         $  90,902.81      7.250        58.72            589
301 - 360                 1,477  $  301,051,090.72         62.63         $ 203,826.06      6.782        77.70            649
                          -----  -----------------        ------         ------------      -----        -----            ---
TOTAL:                    4,433  $  480,661,711.67        100.00         $ 108,428.09      7.955        84.42            654

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
MORTGAGE INSURANCE       LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
------------------       ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
YES                           0  $            0.00
NO                        4,433  $  480,661,711.67        100.00         $ 108,428.09      7.955        84.42            654
                          -----  -----------------        ------         ------------      -----        -----            ---
TOTAL:                    4,433  $  480,661,711.67        100.00         $ 108,428.09      7.955        84.42            654

                            AGGREGATE PRINCIPAL  % OF AGGREGATE PRINCIPAL
                               BALANCE AS OF            BALANCE AS         AVG CURRENT
LIEN       NUMBER OF LOANS     CUT-OFF DATE          OF CUT-OFF DATE         BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
------     ---------------  -------------------  ------------------------  -----------  ------------  ----------  ----  -------
1              1,644         $ 322,549,749.30            67.11             $196,198.14     6.779         77.10            648
2              2,789         $ 158,111,962.37            32.89             $ 56,691.27    10.352         99.34            665
               -----         ----------------           ------             -----------     -----         -----            ---
TOTAL:         4,433         $ 480,661,711.67           100.00             $108,428.09     7.955         84.42            654

                                AGGREGATE PRINCIPAL  % OF AGGREGATE PRINCIPAL
                                   BALANCE AS OF            BALANCE AS         AVG CURRENT
SEASONING(MOS) NUMBER OF LOANS     CUT-OFF DATE          OF CUT-OFF DATE         BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-------------- ---------------  -------------------  ------------------------  -----------  ------------  ----------  ----  -------
 4                    13         $   1,258,239.32              0.26            $ 96,787.64     8.012         76.03            643
 5                 2,033         $ 206,386,269.51             42.94            $101,518.09     8.244         85.96            652
 6                 2,028         $ 230,518,126.83             47.96            $113,667.72     7.781         83.18            654
 7                   307         $  36,784,911.06              7.65            $119,820.56     7.473         84.02            658
 8                    42         $   4,523,108.66              0.94            $107,693.06     7.499         84.81            666
 9                     7         $     985,457.27              0.21            $140,779.61     8.050         77.07            651
10                     2         $      82,992.96              0.02            $ 41,496.48     9.967         71.22            586
12                     1         $     122,606.06              0.03            $122,606.06     6.875         75.00            608
                   -----         ----------------            ------            -----------     -----         -----            ---
TOTAL:             4,433         $ 480,661,711.67            100.00            $108,428.09     7.955         84.42            654

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                    AGGREGATE PRINCIPAL    % OF AGGREGATE
                                      BALANCE AS OF       PRINCIPAL BALANCE    AVG CURRENT
COMBINED LTVS      NUMBER OF LOANS    CUT-OFF DATE        AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------  ---------------  -------------------  -------------------   -----------  ------------  ----------  ----  -------
0.01% TO 25.00%             9        $     772,416.06           0.16           $ 85,824.01     6.601         20.03            683
25.01% TO 30.00%            5        $     414,034.13           0.09           $ 82,806.83     7.227         26.63            610
30.01% TO 35.00%           10        $   1,072,198.33           0.22           $107,219.83     7.142         32.80            624
35.01% TO 40.00%           25        $   3,235,650.50           0.67           $129,426.02     6.489         37.45            648
40.01% TO 45.00%           33        $   5,128,537.24           1.07           $155,410.22     6.754         42.91            621
45.01% TO 50.00%           33        $   4,797,316.17           1.00           $145,373.22     6.686         48.11            631
50.01% TO 55.00%           28        $   5,673,010.83           1.18           $202,607.53     6.610         52.82            663
55.01% TO 60.00%           42        $   7,382,928.66           1.54           $175,784.02     6.534         57.93            651
60.01% TO 65.00%           95        $  19,236,417.68           4.00           $202,488.61     6.457         62.97            648
65.01% TO 70.00%          124        $  26,393,192.47           5.49           $212,848.33     6.625         68.40            640
70.01% TO 75.00%          169        $  35,063,108.24           7.29           $207,474.01     6.707         73.60            639
75.01% TO 80.00%          545        $ 109,179,602.41          22.71           $200,329.55     6.758         79.44            654
80.01% TO 85.00%          199        $  40,752,996.94           8.48           $204,788.93     6.810         84.13            644
85.01% TO 90.00%          269        $  44,722,564.60           9.30           $166,254.89     7.171         89.46            650
90.01% TO 95.00%          269        $  29,866,329.55           6.21           $111,027.25     8.396         94.58            658
95.01% TO 100.00%       2,578        $ 146,971,407.86          30.58           $ 57,009.86    10.297         99.95            665
                        -----        ----------------         ------           -----------     -----         -----            ---
TOTAL:                  4,433        $ 480,661,711.67         100.00           $108,428.09     7.955         84.42            654

OWNER OCCUPANCY OF MORTGAGE LOANS

                                    AGGREGATE PRINCIPAL    % OF AGGREGATE
                                       BALANCE AS OF      PRINCIPAL BALANCE    AVG CURRENT
OWNER OCCUPANCY    NUMBER OF LOANS     CUT-OFF DATE       AS OF CUT-OFF DATE     BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
---------------    ---------------  -------------------  -------------------   -----------  ------------  ----------  ----  -------
OWNER                 4,263          $ 459,875,210.56          95.68           $107,875.96     7.981         84.71            652
INVESTMENT               84          $  13,643,309.56           2.84           $162,420.35     6.974         73.43            685
SECOND HOME              86          $   7,143,191.55           1.49           $ 83,060.37     8.124         86.72            688
                      -----          ----------------         ------           -----------     -----         -----            ---
TOTAL:                4,433          $ 480,661,711.67         100.00           $108,428.09     7.955         84.42            654

PROPERTY TYPE OF MORTGAGE LOANS

                                    AGGREGATE PRINCIPAL    % OF AGGREGATE
                                      BALANCE AS OF       PRINCIPAL BALANCE   AVG CURRENT
PROPERTY TYPES     NUMBER OF LOANS    CUT-OFF DATE        AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
--------------     ---------------  -------------------  -------------------  -----------  ------------  ----------  ----  -------
SINGLE FAMILY           3,178        $ 352,139,408.77           73.26         $110,805.35      7.852        83.79             651
 DETACHED
DEMINIMUS PUD             472        $  45,432,915.74            9.45         $ 96,256.18      8.526        88.36             655
CONDO                     408        $  34,991,308.51            7.28         $ 85,763.01      8.425        88.20             659
2-4 FAMILY                194        $  32,753,367.95            6.81         $168,831.79      7.655        80.80             673
PUD                       134        $   9,672,171.17            2.01         $ 72,180.38      8.859        91.86             655
MANUFACTURED
  HOUSING                  46        $   5,649,074.45            1.18         $122,805.97      7.051        76.58             667
TOWNHOUSE                   1        $      23,465.08            0.00         $ 23,465.08     12.875       100.00             603
                        -----        ----------------          ------         -----------      -----        -----             ---
TOTAL:                  4,433        $ 480,661,711.67          100.00         $108,428.09      7.955        84.42             654

LOAN PURPOSE OF MORTGAGE LOANS

                                    AGGREGATE PRINCIPAL    % OF AGGREGATE
                                       BALANCE AS OF      PRINCIPAL BALANCE   AVG CURRENT
LOAN PURPOSE       NUMBER OF LOANS     CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------  ---------------  -------------------  -------------------  -----------  ------------  ----------  ----  -------
REFINANCE-CASHOUT      1,287         $ 203,198,534.81          42.27          $157,885.42      7.152        78.41             640
PURCHASE               2,631         $ 193,988,093.31          40.36          $ 73,731.70      9.190        93.10             671
REFINANCE-RATE
TERM                     515         $  83,475,083.55          17.37          $162,087.54      7.039        78.86             647
                       -----         ----------------         ------          -----------      -----        -----             ---
TOTAL:                 4,433         $ 480,661,711.67         100.00          $108,428.09      7.955        84.42             654

DOCUMENT TYPE OF MORTGAGE LOANS

                                    AGGREGATE PRINCIPAL    % OF AGGREGATE
                                       BALANCE AS OF      PRINCIPAL BALANCE   AVG CURRENT
DOCUMENT TYPE      NUMBER OF LOANS     CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-------------      ---------------  -------------------  -------------------  -----------  ------------  ----------  ----  -------
FULL                    2,371        $ 261,620,674.49           54.43         $110,341.91      7.642        84.31             648
STREAMLINED             1,122        $  76,235,461.92           15.86         $ 67,946.04     10.035        95.71             679
STATED                    392        $  75,484,606.98           15.70         $192,562.77      6.956        72.54             651
LIMITED                   300        $  37,723,414.95            7.85         $125,744.72      7.846        84.13             650
FULL/ALT                  131        $  19,587,883.85            4.08         $149,525.83      7.599        85.51             654
LITE                      117        $  10,009,669.48            2.08         $ 85,552.73      8.940        89.62             655
                        -----        ----------------          ------         -----------      -----        -----             ---
TOTAL:                  4,433        $ 480,661,711.67          100.00         $108,428.09      7.955        84.42             654

PRODUCT TYPE OF MORTGAGE LOANS

                                    AGGREGATE PRINCIPAL    % OF AGGREGATE
                                       BALANCE AS OF      PRINCIPAL BALANCE   AVG CURRENT
PRODUCT TYPE       NUMBER OF LOANS     CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-------------      ---------------  -------------------  -------------------  -----------  ------------  ----------  ----  -------
30 YEAR FIXED           1,477        $ 301,051,090.72           62.63         $203,826.06      6.782        77.70             649
BALLOON 15/30           2,702        $ 153,459,374.03           31.93         $ 56,794.74     10.340        99.35             665
15 YEAR FIXED             223        $  22,371,756.60            4.65         $100,321.78      7.552        74.24             641
20 YEAR FIXED              27        $   3,177,062.99            0.66         $117,669.00      6.851        70.89             646
10 YEAR FIXED               2        $     404,275.73            0.08         $202,137.87      7.287        92.33             662
BALLOON 20/30               1        $     107,248.79            0.02         $107,248.79      6.875        78.57             593
15 YEAR FIXED               1        $      90,902.81            0.02         $ 90,902.81      7.250        58.72             589
                        -----        ----------------          ------         -----------      -----        -----             ---
TOTAL:                  4,433        $ 480,661,711.67          100.00         $108,428.09      7.955        84.42             654

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                    AGGREGATE PRINCIPAL    % OF AGGREGATE
                                       BALANCE AS OF      PRINCIPAL BALANCE   AVG CURRENT
STATE              NUMBER OF LOANS     CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
----------         ---------------  -------------------  -------------------  -----------  ------------  ----------  ----  -------
CALIFORNIA              2,038        $ 268,272,584.59            55.81        $131,635.22      7.802        83.86             659
NEW YORK                  205        $  39,717,867.82             8.26        $193,745.70      7.453        80.16             656
FLORIDA                   243        $  22,116,623.59             4.60        $ 91,014.91      8.063        82.92             640
OTHER                   1,947        $ 150,554,635.67            31.32        $ 77,326.47      8.343        86.76             646
                        -----        ----------------           ------        -----------      -----        -----             ---
TOTAL:                  4,433        $ 480,661,711.67           100.00        $108,428.09      7.955        84.42             654

PREPAY PENALTY FOR MORTGAGE LOANS

                                    AGGREGATE PRINCIPAL    % OF AGGREGATE
                                       BALANCE AS OF      PRINCIPAL BALANCE   AVG CURRENT
PREPAY PENALTY     NUMBER OF LOANS     CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
------------------ ---------------  -------------------  -------------------  -----------  ------------  ----------  ----  -------
HAS PREPAY PENALTY      3,165        $ 381,015,338.41          79.27          $120,383.99      7.710        83.25             654
NONE                    1,268        $  99,646,373.26          20.73          $ 78,585.47      8.892        88.86             651
                        -----        ----------------         ------          -----------      -----        -----             ---
TOTAL:                  4,433        $ 480,661,711.67         100.00          $108,428.09      7.955        84.42             654

PREPAY TERM FOR MORTGAGE LOANS

                                    AGGREGATE PRINCIPAL    % OF AGGREGATE
                                       BALANCE AS OF      PRINCIPAL BALANCE   AVG CURRENT
PREPAY TERM        NUMBER OF LOANS     CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------  ---------------  -------------------  -------------------  -----------  ------------  ----------  ----  -------
12                        166        $  35,470,430.07           7.38          $213,677.29      7.009        78.85             651
24                        981        $  78,052,616.37          16.24          $ 79,564.34      9.071        93.29             661
36                      2,018        $ 267,492,291.97          55.65          $132,553.17      7.406        80.91             653
NO PREPAY PENALTY       1,268        $  99,646,373.26          20.73          $ 78,585.47      8.892        88.86             651
                        -----        ----------------         ------          -----------      -----        -----             ---
TOTAL:                  4,433        $ 480,661,711.67         100.00          $108,428.09      7.955        84.42             654

FICO SCORES OF MORTGAGE LOANS

                                    AGGREGATE PRINCIPAL    % OF AGGREGATE
                                       BALANCE AS OF      PRINCIPAL BALANCE   AVG CURRENT
FICO SCORES        NUMBER OF LOANS     CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------        ---------------  -------------------  -------------------  -----------  ------------  ----------  ----  -------
500 TO 519                 15        $   2,157,944.28           0.45          $143,862.95      8.595        80.48             511
520 TO 539                 41        $   5,126,187.05           1.07          $125,028.95      7.975        71.91             530
540 TO 559                 69        $   9,730,257.05           2.02          $141,018.22      7.746        74.83             551
560 TO 579                120        $  18,230,712.33           3.79          $151,922.60      7.394        74.64             570
580 TO 599                379        $  35,490,957.61           7.38          $ 93,643.69      8.283        83.17             590
600 TO 619                472        $  47,530,008.46           9.89          $100,699.17      8.160        82.53             610
620 TO 639                679        $  72,361,205.92          15.05          $106,570.26      8.033        85.11             630
640 TO 659                773        $  84,343,512.52          17.55          $109,111.92      8.095        85.23             649
660 TO 679                617        $  67,895,768.55          14.13          $110,041.76      7.983        86.87             669
680 TO 699                413        $  48,290,435.61          10.05          $116,925.99      7.681        85.56             689
700 TO 719                335        $  34,290,269.95           7.13          $102,359.01      7.843        87.19             708
720 TO 739                215        $  22,729,467.27           4.73          $105,718.45      7.808        85.74             729
740 TO 759                154        $  15,474,424.09           3.22          $100,483.27      7.826        85.51             749
760 TO 779                102        $  11,398,777.13           2.37          $111,752.72      7.403        82.66             768
780 TO 799                 47        $   5,446,274.93           1.13          $115,878.19      7.683        86.73             787
800 TO 819                  2        $     165,508.92           0.03          $ 82,754.46      8.727        97.74             802
                        -----        ----------------         ------          -----------      -----        -----             ---
TOTAL:                  4,433        $ 480,661,711.67         100.00          $108,428.09      7.955        84.42             644